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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 2, 2002



                                    APW LTD.
             (Exact name of Registrant as specified in its charter)


           Bermuda                       1-15851                 04-2576375
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)


                                 Clarendon House
                                 2 Church Street
                                 P.O Box HM 666
                             Hamilton HM CX Bermuda

                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600


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Item 5.  Other Events.

Effective April 2, 2002, APW Ltd. (the "Company") is seeking to have the quotation of its Common Stock transferred to the OTC Bulletin Board (the "OTCBB"). The OTCBB is a regulated quotation service that offers real-time quotes, last sales prices and volume information in over-the-counter equity securities. The Company anticipates that its Common Stock will be quoted on the OTCBB under the ticker symbol APWLF.

A copy of the Company's press release concerning these matters is included as an exhibit to this report.

Item 7.  Exhibits

Please see exhibit page which is incorporated by reference herein.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       APW LTD.
                                       (Registrant)


Date: April 2, 2002                    By: /s/ Richard D. Carroll
                                           -------------------------------------
                                               Richard D. Carroll
                                               Vice President and Chief
                                               Financial Officer
                                               (Duly authorized to sign
                                               on behalf of the Registrant)


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                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                          Date of Report: April 2, 2002


Exhibit                                                        Filed
Number                            Description                 Herewith

Exhibit 99.1                 Press release issued by             X
                            APW Ltd. on April 2, 2002.






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